PROPERTY, PLANT AND EQUIPMENT-NET (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment - Net

	December 31,
	2023	2022
Land and improvements	$211	$216
Machinery and equipment	10,717	10,383
Buildings and improvements	3,528	3,394
Construction in progress	878	769
Total Property, plant and equipment	15,334	14,762
Less—Accumulated depreciation	(9,674)	(9,291)
Total Property, plant and equipment—net	$5,660	$5,471